UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 20, 2006


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                           93-0926999
(State of other Jurisdiction                           (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                         52241
(Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

ITEM 8.01.  OTHER EVENTS

     On June 20, 2006, Heartland Express, Inc. (the "Company") announced the appointment of James G. Pratt as a member of the Board of Directors of Heartland Express, Inc. A copy of the press release issued by the Company is attached as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                    HEARTLAND EXPRESS, INC.

Date: June 20, 2006                                 BY: /s/ John P. Cosaert
                                                    -----------------------
                                                    JOHN P. COSAERT
                                                    Vice-President
                                                    Finance and Treasurer

                                  EXHIBIT INDEX

99.1 Press release issued by the Company on June 20, 2006 announcing the appointment of James G. Pratt as a member of the Board of Directors of Heartland Express, Inc..

                                Exhibit No. 99.1


June 20, 2006, For Immediate Release

Press Release

Heartland Express, Inc. Announces New Director.

CORALVILLE, IOWA - June 20, 2006 - Heartland Express, Inc. (Nasdaq: HTLD) announced today the appointment of James G. Pratt as a member of the Board of Directors of Heartland Express, Inc.

Mr. Pratt is a certified public accountant and previously was employed with two major accounting firms prior to joining Hills Bank and Trust Company. Mr. Pratt began his career in public accounting with Ernst & Ernst, now Ernst & Young, in their Chicago office in 1972 and left in 1976 as a Senior Accountant. In 1976, he began employment in the Iowa City, Iowa office of McGladrey & Pullen, now RSM McGladrey, and was a Manager in the audit area when in 1982 he began employment with Hills Bank. He has been the Senior Vice President & CFO of the Bank since 1986. In addition, he has served as the Treasurer of Hills Bancorporation, an SEC reporting one-bank holding company, since 1983 and Secretary of Hills Bancorporation since 2004. Hills Bancorporation is a $ 1.4 billion holding company located in Hills, Iowa.

Mr. Pratt is a May,1970 graduate of the University of Iowa with a B.B.A. He is a member of the American Institute of CPAs and the Iowa Society of CPAs. Mr. Pratt is 57 years old and a native of Emmetsburg, Iowa. He has been married to Mary since 1971 and they have two adult children.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.


                        Contact: Heartland Express, Inc.
                           John Cosaert or Mike Gerdin
                                  319-545-2728


                                 END OF REPORT